U.S. SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 28, 2013

(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060

State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

216 Airport Drive, Rochester, New Hampshire, 03867

(518) 445-2200

(Address and telephone number of the registrant's principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 REGULATION FD DISCLOSURE

Albany International Corp. (“Albany”) has entered into a non-binding letter of intent with Safran S.A. to pursue a transaction in which Safran will purchase a 10% equity interest in a new Albany subsidiary, proposed to be named Albany Safran Composites, LLC (“ASC”). The proposed terms provide that ASC will initially be created through the contribution by Albany and/or its aerospace composites subsidiary, Albany Engineered Composites, Inc. (“AEC”), of existing assets and operations currently dedicated to the development and production of LEAP components.

Under the terms proposed, ASC will be the exclusive supplier to Safran of advanced 3D-woven composite parts for Safran for use in aircraft and rocket engines, thrust reversers and nacelles, and aircraft landing and braking systems (the “Safran Applications). AEC will remain free to develop and supply parts other than advanced 3D-woven composite parts for all aerospace applications, as well as advanced 3D-woven composite parts for any aerospace applications that are not Safran Applications (such as airframe applications) and any non-aerospace applications.

Under the proposed terms, Safran is to purchase the 10% equity interest in ASC for $28 million. Also under the terms proposed, upon the occurrence of certain bankruptcy or performance default events, or if Albany or AEC is sold to a direct competitor of Safran, Safran would have an option to purchase Albany’s remaining 90% interest in ASC at an option price to be based initially on the same valuation of ASC used to determine Safran’s 10% equity interest, increasing over time as Leap production increases.

The parties are in the process of negotiating definitive documentation and, while there is no assurance that the parties will consummate this transaction, they currently expect to enter into binding agreements during the second or third quarter of 2013.

This report may contain statements, estimates, or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “would,” “should” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties (including, without limitation, those set forth in Albany’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q) that could cause actual results to differ materially from Albany’s historical experience and our present expectations or projections. Forward-looking statements in this release include, without limitation, statements about the likelihood, timing and terms of the proposed transaction with Safran. Such statements are based on current expectations, and Albany undertakes no obligation to publicly update or revise any forward-looking statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ John B. Cozzolino

Name:	John B. Cozzolino
Title:	Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: May 15, 2013